UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported):  April 26, 2010

VIDAROO CORPORATION
 (Exact name of registrant as specified in charter)

Nevada	333-147932	26-1358844
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7658 Municipal Drive, Orlando, FL	32819
(Address of principal executive offices)	(Zip Code)

 Registrant’s telephone number, including area code: (321) 293-3360

Copies to:
Marc J. Ross, Esq.
Jonathan R. Shechter, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendment to Articles of Incorporation.

Effective April 26, 2010, Gen2Media Corporation (the “Company”) changed its name from Gen2Media Corporation to Vidaroo Corporation.  The name change was effected by way of the merger of Gen2Media Corporation with and into its wholly-owned subsidiary, Vidaroo Corporation, a Nevada corporation. A copy of the filed Articles of Merger is being filed herewith. The Board of Directors of the Company approved the name change on March 17, 2010.

Item 9.01 Financial Statements and Exhibits.

(a)  Financial statements of business acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Exhibits

Exhibit Number	Description
3.1	Articles of Merger by and between Gen2Media Corporation and Vidaroo Corporation, filed on April 6, 2010.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vidaroo Corporation

Dated: April 28, 2010	By:	/s/ Thomas Moreland
Name: Thomas Moreland Title: CFO